SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 17, 2013


                             SAFEBRAIN SYSTEMS, INC.
                  -------------------------------------------
                 (Name of Small Business Issuer in its charter)


       Delaware                   000-50493               98-0412431
  ------------------          -----------------        -----------------
(State of incorporation)    (Commission File No.)      (IRS Employer
                                                        Identification No.)

                           100 - 224 11th Avenue S.W.
                                Calgary, Alberta
                                 Canada T2R 0C3
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (403) 233-9239


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          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain  Officers;  Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On May 17, 2013 Todd Ziniuk was appointed to the Company's board of directors. Information concerning Mr. Ziniuk is shown below.

     Since January 2012, Mr. Ziniuk (age 37) has been the General Manager, Treasurer and a Director of Zedcor Oilfield Rentals Ltd., a company he helped organize. Mr. Ziniuk is an entrepreneur who has been in the oil and gas industry in multiple positions over the last 20+ years. After managing Swanberg Bros. Trucking LP between 2001 and 2003, one of the largest transporters of drilling rigs in Western Canada, he started Oilpatch Rentals Ltd. and was President of the Company from 2003 to 2007. Between 2007 and 2009 Mr. Zinuik was pursuing his dream as a Professional Golfer throughout Canada and the U.S. Between 2009 and 2012 Mr. Ziniuk was the owner and General Manager of North American Tubulars Ltd., as well as President of the Board.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 4, 2013                     SAFEBRAIN SYSTEMS, INC.


                                     By:  /s/ Michael Scott
                                          --------------------------------------
                                          Michael Scott, Chief Executive Officer